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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  October 29, 1998

                              ECLIPSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

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
                       000-24539                                              65-0632092
                (Commission File Number)                          (IRS Employer Identification No.)

                            777 East Atlantic Avenue
                                   Suite 200
                             Delray Beach, Florida
                                     33483
                    (Address of principal executive offices)

                                 (561) 243-1440
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             (Former Name or Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

         Eclipsys Corporation (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated October 29, 1998, announcing the signing by the Company of an agreement to acquire Transition Systems, Inc. ("TSI"), a Massachusetts corporation, by merging TSI with and into Exercise Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

                 (99) Press Release dated October 29, 1998.

                 The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 1998                 ECLIPSYS CORPORATION


                                        By:       /s/ Robert J. Vanaria
                                                 -----------------------------
                                                 Robert J. Vanaria
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX


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
       EXHIBIT NO.                                                Description
       -----------                                                -----------
           99                                                   Press Release
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